  As filed with the Securities and Exchange Commission on February 5, 1999.

                                                            File No. 33-73570
                                                                     811-4732

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C. 20549

                                      FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                      [ ]


     Post-Effective Amendment No.  26                                 [X]



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


          Amendment No.  105                                          [X]



                          HARTFORD LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT TWO
                             (Exact Name of Registrant)

                          HARTFORD LIFE INSURANCE COMPANY
                                (Name of Depositor)

                                    P.O. BOX 2999
                              HARTFORD, CT  06104-2999
                     (Address of Depositor's Principal Offices)


                                   (860) 843-6733
                (Depositor's Telephone Number, Including Area Code)


                                MARIANNE O'DOHERTY
                                HARTFORD LIFE, INC.
                                    P.O. BOX 2999
                              HARTFORD, CT  06104-2999
                      (Name and Address of Agent for Service)


 It is proposed that this filing will become effective:


   ___  immediately upon filing pursuant to paragraph (b) of Rule 485
   ___  on ___________, 1999 pursuant to paragraph (b) of Rule 485
   ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 _X_ on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485
   ___ this effective amendment designates a new effective date for a previously filed post-effective amendment.


PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                               CROSS REFERENCE SHEET
                              PURSUANT TO RULE 495(a)

          N-4 ITEM NO.                       PROSPECTUS HEADING
          ------------                       ------------------
     1.   Cover Page                         Hartford Life Insurance Company - The Director
                                             Separate Account Two

     2.   Definitions                        Definitions

     3.   Synopsis or Highlights             Highlights

     4.   Condensed Financial                Accumulation Unit Values
          Information

     5.   General Description of             General Contract Information
          Registrant

     6.   Deductions                         The Contract: Charges and Fees

     7.   General Description of             The Contract
          Annuity Contracts

     8.   Annuity Period                     Annuity Payouts

     9.   Death Benefit                      The Contract: Death Benefit

     10.  Purchases and Contract Value       The Contract

     11.  Redemptions                        The Contract: Surrenders

     12.  Taxes                              Federal Tax Considerations

     13.  Legal Proceedings                  Other Matters: Legal Matters & Experts

     14.  Table of Contents of the           Table of Contents to
          Statement of Additional            Statement of Additional
          Information                        Information

     15.  Cover Page                         Part B; Statement of Additional
                                             Information

     16.  Table of Contents                  Table of Contents

     17.  General Information and History    Description of Hartford Life Insurance Company

     18.  Services                           None

     19.  Purchase of Securities             Distribution of Contracts
          being Offered

     20.  Underwriters                       Distribution of Contracts

     21.  Calculation of Performance Data    Calculation of Yield and Return

     22.  Annuity Payments                   Annuity Payouts

     23.  Financial Statements               Financial Statements

     24.  Financial Statements and           Financial Statements and
          Exhibits                           Exhibits

     25.  Directors and Officers of the      Directors and Officers of the
          Depositor                          Depositor

     26.  Persons Controlled by or Under     Persons Controlled by or Under
          Common Control with the            Common Control with the Depositor
          Depositor or Registrant            or Registrant

     27.  Number of Contract Owners          Number of Contract Owners

     28.  Indemnification                    Indemnification

     29.  Principal Underwriters             Principal Underwriters

     30.  Location of Accounts and           Location of Accounts and Records
          Records

     31.  Management Services                Management Services

     32.  Undertakings                       Undertakings

                                      PART A

                                         THE DIRECTOR
                                     SEPARATE ACCOUNT TWO
                               HARTFORD LIFE INSURANCE COMPANY
                                        P.O. BOX 5085
                               HARTFORD, CONNECTICUT 06102-5085
                         TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
[LOGO]                   1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes information you should know before you purchase The Director variable annuity. Please read it carefully.



The Director variable annuity is a contract between you and Hartford Life Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:



X  Flexible, because you may add Premium Payments at any time.



X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.



X Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.



At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- Advisers Sub-Account which purchases shares of Class IA of Hartford Advisers HLS Fund, Inc.



- Bond Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.



- Capital Appreciation Sub-Account which purchases shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc.



- Dividend and Growth Sub-Account which purchases shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc.



- Global Leaders Sub-Account which purchases shares of Class IA of Hartford Global Leaders HLS Fund



- Growth and Income Sub-Account which purchases shares of Class IA of Hartford Growth and Income HLS Fund



- High Yield Sub-Account which purchases shares of Class IA of Hartford High Yield HLS Fund



- Index Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.



- International Advisers Sub-Account which purchases shares of Class IA of Hartford International Advisers HLS Fund, Inc.



- International Opportunities Sub-Account which purchases shares of Class IA of Hartford International Opportunities HLS Fund, Inc.



- MidCap Sub-Account which purchases shares of Class IA of Hartford MidCap HLS Fund, Inc.



- Money Market Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.



- Mortgage Securities Sub-Account that purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.



- Small Company Sub-Account which purchases shares of Class IA of Hartford Small Company HLS Fund, Inc.



- Stock Sub-Account which purchases of Class IA of Hartford Stock HLS Fund, Inc.



You may also allocate some or all of your Premium Payment to the "Fixed Account," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Account are not segregated from our company assets like the assets of the Separate Account.



If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission. We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file the prospectus and the

Statement of Additional information with the Securities and Exchange Commission ("SEC"), the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).



This annuity IS NOT:



-  A bank deposit or obligation



-  Federally insured



-  Endorsed by any bank or governmental agency



This Annuity may not be available for sale in all states.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1999


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 1999

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----
 DEFINITIONS...........................................................    4
 FEE TABLE.............................................................    6
 ACCUMULATION UNIT VALUES..............................................    8
 HIGHLIGHTS............................................................   10
 GENERAL CONTRACT INFORMATION..........................................   11
   Hartford Life Insurance Company.....................................   11
   The Separate Account................................................   11
   The Funds...........................................................   11
 PERFORMANCE RELATED INFORMATION.......................................   13
 THE FIXED ACCOUNT.....................................................   14
 THE CONTRACT..........................................................   15
   Purchases and Contract Value........................................   15
   Charges and Fees....................................................   17
   Death Benefit.......................................................   18
   Surrenders..........................................................   20
 ANNUITY PAYOUTS.......................................................   21
 OTHER PROGRAMS AVAILABLE..............................................   23
 OTHER INFORMATION.....................................................   23
   Year 2000...........................................................   24
   Legal Matters and Experts...........................................   24
   More Information....................................................   25
 FEDERAL TAX CONSIDERATIONS............................................   25
   General.............................................................   25
   Taxation of Hartford and the Separate Account.......................   25
   Taxation of Annuities -- General Provisions Affecting Purchasers
    Other Than Qualified Retirement Plans..............................   25
   Federal Income Tax Withholding......................................   28
   General Provisions Affecting Qualified Retirement Plans.............   28
   Annuity Purchases By Nonresident Aliens and Foreign Corporations....   28
 APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED PLANS...............   29
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   32

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                  DEFINITIONS



These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.



ACCOUNT: Any of the Sub-Accounts or Fixed Account.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITIZATION: The time when regularly scheduled Annuity Payouts begin.



ANNUITY: This is a Contract issued by us that provides, in exchange for Premium Payments, a series of Annuity Payouts. This Contract allows your Premium Payments and earnings to accumulate tax deferred until Surrenders are taken or Annuity Payouts are made.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT(S): The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.



CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of this Annuity. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------


DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Contract Value.



FUNDS: The investment options described in this prospectus or any supplements to the prospectus.



GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Account.



HARTFORD, WE OR OUR: Hartford Life Insurance Company. Only Hartford is a capitalized term in the prospectus.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



NON-QUALIFIED CONTRACT: A Contract that is not defined as a tax-qualified retirement plan by the Code.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SEPARATE ACCOUNT: An account that we established to separate the assets of the variable Sub-Accounts from the assets of the company.



SUB-ACCOUNT: A division of the Separate Account that purchases the Funds available in this Contract.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   FEE TABLE



                        Contract Owner Transaction Expenses



 Sales Load Imposed on Purchases (as a percentage of Premium
   Payments).......................................................    None
 Deferred Sales Charge (as a percentage of amounts Surrendered)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Maintenance Fee (2)........................................     $30

 SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average
   Sub-Account Value)
     Mortality and Expense Risk Charge.............................    1.25%


---------


(1) Length of time from Premium Payment.



(2) An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



                         Annual Fund Operating Expenses
                          (as a percentage of net assets)



                                                                        TOTAL FUND
                                                  MANAGEMENT            OPERATING
                                                     FEES                EXPENSES
                                                  INCLUDING    OTHER    INCLUDING
                                                   WAIVERS    EXPENSES   WAIVERS
                                                  ----------  --------  ----------
 Hartford Advisers HLS Fund......................   0.635%     0.020%     0.655%
 Hartford Bond HLS Fund..........................   0.515%     0.020%     0.535%
 Hartford Capital Appreciation HLS Fund..........   0.645%     0.020%     0.665%
 Hartford Dividend & Growth HLS Fund.............   0.685%     0.020%     0.705%
 Hartford Global Leaders HLS Fund (1)............   0.200%     0.200%     0.400%
 Hartford Growth and Income HLS Fund (1).........   0.200%     0.150%     0.350%
 Hartford High Yield HLS Fund (1)................   0.200%     0.150%     0.350%
 Hartford Index HLS Fund.........................   0.400%     0.015%     0.415%
 Hartford International Advisers HLS Fund........   0.775%     0.120%     0.895%
 Hartford International Opportunities HLS Fund...   0.705%     0.090%     0.795%
 Hartford MidCap HLS Fund........................   0.775%     0.040%     0.815%
 Hartford Money Market HLS Fund..................   0.450%     0.015%     0.465%
 Hartford Mortgage Securities HLS Fund...........   0.450%     0.025%     0.475%
 Hartford Small Company HLS Fund.................   0.775%     0.020%     0.795%
 Hartford Stock HLS Fund.........................   0.455%     0.020%     0.475%


---------


(1) Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, and Hartford Growth and Income HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for these until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Before this waiver, the Management Fee and Total Fund Operating Expenses would be:



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Global Leaders Fund....................   0.750%     0.200%     0.950%
 Hartford Growth and Income Fund.................   0.750%     0.150%     0.900%
 Hartford High Yield Fund........................   0.750%     0.150%     0.900%

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


EXAMPLE


                               If you Surrender your Contract    If you annuitize your Contract    If you do not Surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period you would pay the     time period you would pay the     following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------

 Bond Fund....................  $ 73   $ 107   $ 141    $ 218     $ 18   $  58   $ 100    $ 217     $ 19   $  59   $ 101    $ 218
 Stock Fund...................    72     105     137      211       18      56      97      211       18      57      97      211
 Money Market Fund............    72     104     137      210       18      56      96      209       18      56      97      210
 Advisers Fund................    74     110     147      231       20      62     106      230       20      62     107      231
 Capital Appreciation Fund....    74     111     147      232       20      62     107      231       20      63     107      232
 Mortgage Securities Fund.....    72     105     137      211       18      56      97      211       18      57      97      211
 Index Fund...................    72     103     134      205       17      54      94      204       18      55      94      205
 International Opportunities
   Fund.......................    76     115     154      246       21      66     114      245       22      67     114      246
 Dividend & Growth Fund.......    75     112     150      236       20      63     109      235       21      64     110      236
 International Advisers
   Fund.......................    77     118     159      256       22      69     119      255       23      70     119      256
 MidCap Fund..................    76     115     N/A      N/A       21      67     N/A      N/A       22      67     N/A      N/A
 Small Company Fund...........    76     115     154      246       21      66     114      245       22      67     114      246
 Growth and Income Fund.......    71     110     N/A      N/A       16      62     N/A      N/A       17      62     N/A      N/A
 High Yield Fund..............    71     110     N/A      N/A       16      62     N/A      N/A       17      62     N/A      N/A
 Global Leaders Fund..........    72     112     N/A      N/A       17      64     N/A      N/A       18      64     N/A      N/A



    The purpose of this table is to assist you in understanding various fees and charges you will pay directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium Taxes, if any, have been taken into account. This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Example by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.08% annual charge.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen LLP, independent public Accountants, as indicated in their reports with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information regarding the Global Leaders Fund, Growth and Income Fund, and High Yield Fund Sub-Accounts because as of December 31, 1997, the Sub-Accounts had not commenced operations.


                                                                           YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------
                                                              1997      1996     1995     1994     1993     1992
                                                            ---------  -------  -------  -------  -------  -------
BOND SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $1.992   $1.880   $1.607   $1.694   $1.556   $1.493
Accumulation Unit Value at end of period..................     $2.114   $1.922   $1.880   $1.607   $1.694   $1.556
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    111,586   96,857   99,377   85,397   79,080   41,204
STOCK SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $3.546   $2.887   $2.180   $2.250   $1.993   $1.834
Accumulation Unit Value at end of period..................     $4.602   $3.546   $2.887   $2.180   $2.250   $1.993
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    372.754  333,176  285,640  248,563  203,873  121,100
MONEY MARKET SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $1.587   $1.528   $1.462   $1.424   $1.401   $1.369
Accumulation Unit Value at end of period..................     $1.650   $1.587   $1.528   $1.462   $1.424   $1.401
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    140,797  151,978  102,635  138,396  102,328   78,664
ADVISERS SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $2.905   $2.523   $1.991   $2.072   $1.870   $1.748
Accumulation Unit Value at end of period..................     $3.572   $2.905   $2.523   $1.991   $2.072   $1.870
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................  1,012,472  953,998  888,803  858,014  688,865  295,387
CAPITAL APPRECIATION SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $4.010   $3.364   $2.615   $2.583   $2.165   $1.874
Accumulation Unit Value at end of period..................     $4.845   $4.010   $3.364   $2.615   $2.583   $2.165
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    351,189  330,580  292,671  220,936  160,934   75,653
MORTGAGE SECURITIES SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............     $1.949   $1.878   $1.637   $1.685   $1.604   $1.552
Accumulation Unit Value at end of period..................     $2.098   $1.949   $1.878   $1.637   $1.685   $1.604
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................     81,143   89,098  101,881  112,417  138,666   98,494
INDEX SUB-ACCOUNT
 (Inception date May 1, 1987)
Accumulation Unit Value at beginning of period............     $2.845   $2.359   $1.750   $1.755   $1.629   $1.544
Accumulation Unit Value at end of period..................     $3.726   $2.845   $2.359   $1.750   $1.755   $1.629
Number Accumulation Units outstanding at end of (in
 thousands)...............................................    109,837   87,611   65,954   50,799   46,504   29,723
INTERNATIONAL OPPORTUNITIES SUB-ACCOUNT
 (Inception date July 2, 1990)
Accumulation Unit Value at end of period..................     $1.482   $1.329   $1.181   $1.220   $0.924   $0.979
Accumulation Unit Value at end of period..................     $1.469   $1.482   $1.329   $1.181   $1.220   $0.924
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    264,642  266,962  238,086  246,259  132,795   32,597
DIVIDEND & GROWTH SUB-ACCOUNT
 (Inception date March 8, 1994)
Accumulation Unit Value at beginning of period............     $1.650   $1.359   $1.009   $1.000       --       --
Accumulation Unit Value at end of period..................     $2.149   $1.650   $1.359   $1.009       --       --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................    308,682  190,958   83,506   29,146       --       --


                                                             1991     1990     1989    1988
                                                            -------  -------  ------  ------
BOND SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.298   $1.212  $1.095  $1.031
Accumulation Unit Value at end of period..................   $1.493   $1.298  $1.212  $1.095
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   25,267   14,753   9,267   5,786
STOCK SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.490   $1.569  $1.261  $1.073
Accumulation Unit Value at end of period..................   $1.834   $1.490  $1.569  $1.261
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   72,780   31,149  30,096   9.158
MONEY MARKET SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.307   $1.225  $1.136  $1.071
Accumulation Unit Value at end of period..................   $1.369   $1.307  $1.225  $1.136
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   60,774   67,059  28,291  29,043
ADVISERS SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.470   $1.470  $1.223  $1.085
Accumulation Unit Value at end of period..................   $1.748   $1.470  $1.470  $1.223
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................  166,408  101,758  79,738  56.584
CAPITAL APPRECIATION SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.231   $1.400  $1.142  $0.916
Accumulation Unit Value at end of period..................   $1.874   $1.231  $1.400  $1.142
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   39,031   10,501   8,041   3,606
MORTGAGE SECURITIES SUB-ACCOUNT
 (Inception date August 1, 1986)
Accumulation Unit Value at beginning of period............   $1.370   $1.264  $1.132  $1.057
Accumulation Unit Value at end of period..................   $1.552   $1.370  $1.264  $1.132
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   46,464   18,632  12,248  11,061
INDEX SUB-ACCOUNT
 (Inception date May 1, 1987)
Accumulation Unit Value at beginning of period............   $1.207   $1.274  $0.989  $0.862
Accumulation Unit Value at end of period..................   $1.544   $1.207  $1.274  $0.989
Number Accumulation Units outstanding at end of (in
 thousands)...............................................   15,975   10,015   6,306   2,868
INTERNATIONAL OPPORTUNITIES SUB-ACCOUNT
 (Inception date July 2, 1990)
Accumulation Unit Value at end of period..................   $0.877   $1.000      --      --
Accumulation Unit Value at end of period..................   $0.979   $0.877      --      --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................   13,109    2,892      --      --
DIVIDEND & GROWTH SUB-ACCOUNT
 (Inception date March 8, 1994)
Accumulation Unit Value at beginning of period............       --       --      --      --
Accumulation Unit Value at end of period..................       --       --      --      --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................       --       --      --      --

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

                                                                           YEAR ENDED DECEMBER 31,
INTERNATIONAL ADVISERS SUB-ACCOUNT                          ------------------------------------------------------
 (Inception date March 1, 1995)                               1997      1996     1995     1994     1993     1992
                                                            ---------  -------  -------  -------  -------  -------
Accumulation Unit Value at beginning of period............     $1.266   $1.146   $1.000       --       --       --
Accumulation Unit Value at end of period..................     $1.319   $1.266   $1.146       --       --       --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................     43,217   23,174    6,577       --       --       --
SMALL COMPANY SUB-ACCOUNT
 (Inception date August 9, 1996)
Accumulation Unit Value at beginning of period............     $1.066   $1.000       --       --       --       --
Accumulation Unit Value at end of period..................     $1.247   $1.066       --       --       --       --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................     56,706   12,563       --       --       --       --
MIDCAP SUB-ACCOUNT
 (Inception date July 15, 1997)
Accumulation Unit Value at beginning of period............     $1.000       --       --       --       --       --
Accumulation Unit Value at end of period..................     $1.097       --       --       --       --       --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................      8,306       --       --       --       --       --


INTERNATIONAL ADVISERS SUB-ACCOUNT
 (Inception date March 1, 1995)                              1991     1990     1989    1988
                                                            -------  -------  ------  ------
Accumulation Unit Value at beginning of period............       --       --      --      --
Accumulation Unit Value at end of period..................       --       --      --      --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................       --       --      --      --
SMALL COMPANY SUB-ACCOUNT
 (Inception date August 9, 1996)
Accumulation Unit Value at beginning of period............       --       --      --      --
Accumulation Unit Value at end of period..................       --       --      --      --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................       --       --      --      --
MIDCAP SUB-ACCOUNT
 (Inception date July 15, 1997)
Accumulation Unit Value at beginning of period............       --       --      --      --
Accumulation Unit Value at end of period..................       --       --      --      --
Number Accumulation Units outstanding at end of period (in
 thousands)...............................................       --       --      --      --

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   HIGHLIGHTS



HOW DO I PURCHASE THIS ANNUITY?



    You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $1,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- program or are part of certain retirement plans.



- For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.



WHAT TYPE OF SALES CHARGE WILL I PAY?



    You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the length of time the Premium Payment you made has been in your Annuity. If the amount you paid has been in your Annuity:



X  For less than two years, the charge is 6%.



X  For more than two years and less than four years, the charge is 5%.



X  For more than four years and less than five years, the charge is 4%.



X  For more than five years and less than six years, the charge is 3%



X  For more than six years and less than seven years, the charge is 2%.



    You won't be charged a Contingent Deferred Sales Charge on:



X  The Annual Withdrawal Amount



X Premium Payments or earnings that have been in your Annuity for more than seven years.



X  Distributions made due to death



X  Most payments we make to you as part of your Annuity Payout



IS THERE AN ANNUAL MAINTENANCE FEE?



    We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.



WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?



    You pay two different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:



    A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Funds.



    The second type of charge is the fee you pay for the Funds.



    Currently, Fund charges range from 0.42% to 0.90% annually of the average daily value of the amount you have invested in the Funds. See Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.



CAN I TAKE OUT ANY OF MY MONEY?



    You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts, or after Annuity Payouts begin under the Payment for a Designated Period Annuity Payout Option.



- You may have to pay tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.



- You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.



WILL HARTFORD PAY A DEATH BENEFIT?



    There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal documents acceptable to us and will be the greater of:



- The total Premium Payments you have made to us minus any amounts you have Surrendered, or



- The Contract Value of your Annuity, or



- Your Maximum Anniversary Value, which is described below.



    The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.



    This Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------


WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?



    When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Option 1 -- Life Annuity, Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain, Option 3 -- Joint and Last Survivor Life Annuity and Option 4 -- Payments For a Designated Period. We may make other Annuity Payout Options available at any time.



    You must begin to take payouts before the Annuitant's 90th birthday. If you do not tell us what Annuity Payout Option you want before that time, we will make payments under Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain for 120 monthly payments certain.



                          GENERAL CONTRACT INFORMATION



                        HARTFORD LIFE INSURANCE COMPANY


    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States as well as the District of Columbia and Puerto Rico. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 5085, Hartford, CT 06102-5085. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



                               HARTFORD'S RATINGS



                        EFFECTIVE
                          DATE
RATING AGENCY           OF RATING       RATING          BASIS OF RATING
--------------------  -------------  -------------  -----------------------
A.M. Best and                                       Financial soundness and
Company, Inc........       9/9/97             A+    operating performance.
                                                    Insurer financial
Standard & Poor's...      1/23/98            AA     strength
Duff & Phelps.......      1/23/98            AA+    Claims paying ability



                              THE SEPARATE ACCOUNT



    The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 2, 1986 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:



- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.



- Is not subject to the liabilities arising out of any other business Hartford may conduct.



- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other Separate Accounts.



- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this Prospectus.



- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.



    We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.



                                   THE FUNDS



    All of the Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Funds. Wellington Management Company, LLP ("Wellington Management") and The Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.



    Each Fund, except for the Hartford Global Leaders HLS Fund, the Hartford Growth and Income HLS Fund and the Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. The Hartford Global Leaders HLS Fund, the Hartford Growth and Income HLS Fund and the Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Annuity.



    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses, policies and procedures are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which your may order from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.



    The Funds may not be available in all states.

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    The investment goals of each of the Funds are as follows:



    HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.



    HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc. -- Investment Policies." Sub-advised by HIMCO.



    HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



    HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital and reasonable investment risk. Sub-advised by Wellington Management.



    HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.



    HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady rising dividends.



    HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective.



    HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.



    HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.



    HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.



    HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities. Sub-advised by Wellington Management.



    HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association. Sub-advised by HIMCO.



    HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



    HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.



    HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



    MIXED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed funding, as disclosed in the Funds' prospectus.



    VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



* "STANDARD & POOR'S," "S&P-REGISTERED TRADEMARK-," "S&P
500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------


- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.



- Arrange for the handling and tallying of proxies received from Contract
  Owners.



- Vote all Fund shares attributable to your Contract according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make payouts to you, the number of votes you have will decrease.



    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under Your Contract. We may, in our sole discretion, establish new Funds. New Funds will be will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.



    We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.



    In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest contracts owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



                              PERFORMANCE RELATED
                                  INFORMATION



    The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



    In addition to the standardized total return, the Sub-Account may advertise a NON-STANDARDIZED TOTAL RETURN. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.



    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



    If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Money Market Fund Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Separate Account may also disclose YIELD for periods prior to the date the Separate Account commenced operations. For these periods, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.



    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



                               THE FIXED ACCOUNT



    IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCOUNT OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



    Premium Payments and Contract Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.



    Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Account on a "first-in first-out" basis. For Contracts issued in the state of New York, the Fixed Account interest rates may vary from other states.



    IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.



    From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



    DOLLAR COST AVERAGING ("DCA") PROGRAMS -- Currently, you may enroll in a special pre-authorized transfer program known as our DCA Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program. Contract owners who purchase their Contracts in New York have a different DCA Bonus Program. Currently, only one DCA Bonus Program transfer period is available in New York, but that period allows transfers to selected Sub-Accounts in 3 to 12 months.



    The pre-authorized transfers will begin within 1-5 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Account's current effective interest rate. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period.



    You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue the interest rate currently in effect for the Fixed Account.



    We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish.

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------


Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact us to determine if it is available in your state.



    You may only have one DCA program in place at one time. The Fixed Account and Dollar Cost Averaging Bonus Program are not available in Oregon.



                                  THE CONTRACT



                          PURCHASES AND CONTRACT VALUE



WHAT TYPES OF CONTRACTS ARE AVAILABLE?



    The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:



- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;



- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;



- Individual Retirement Annuities adopted according to Section 408 of the Code;



- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and



- Certain eligible deferred compensation plans as defined in Section 457 of the Code.



    The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.



HOW DO I PURCHASE A CONTRACT?



    You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $1,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-? program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more.



    You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.



HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?



    Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. Subsequent Premium Payments are priced on the same Valuation Day they are received. If we receive your Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



    If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will return the Premium Payment and explain why the Premium Payment could not be processed, unless you authorize us to keep the Premium Payment until the necessary information is received.



CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?



    We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it with a written request for cancellation that indicates your tax-withholding instructions, within ten days after you receive the Contract. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.



    You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.



    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age.



HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?



    The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.



    When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, submitting a Death Benefit claim or by annuitizing your Contract.



    To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.



    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:



- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by



- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus



- The daily mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charge.



    We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.



CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



    TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except New York, Florida, Maryland and Oregon, we may:



- Require a minimum time period between each transfer,



- Limit the dollar amount that may be transferred on any one Valuation Day, and



- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.



    We also have a restriction in place that involves individuals who act as a power of attorney for multiple Contract Owners. If the total value of the Contract Owner's Accounts total more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.



    Some states may have different restrictions.



    FIXED ACCOUNT TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Account to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:



- 30% of your total amount in the Fixed Account, or



- An amount equal to the largest previous transfer.



    These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Bonus Program.



    If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.



    FIXED ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Account for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Account.



    TELEPHONE TRANSFERS -- In most states, you can make transfers by calling us at (800) 862-6668. Hartford, our agents or our affiliates are not responsible for losses resulting from telephone requests that we believe are genuine. We will use reasonable procedures to confirm that telephone instructions are genuine, including requiring that callers provide certain identification information and recording all telephone transfer instructions.



    POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party until we receive new instructions in writing from you.



                                CHARGES AND FEES



    There are 4 charges and fees associated with the Contract:

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------


 1. THE CONTINGENT DEFERRED SALES CHARGE



    The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.



    We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.



    The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:



                                        CONTINGENT
                                        DEFERRED
NUMBER OF YEARS                         SALES
FROM PREMIUM PAYMENT                    CHARGE
------------------------------          -----
              1                          6%
              2                          6%
              3                          5%
              4                          5%
              5                          4%
              6                          3%
              7                          2%
          8 or more                      0%



    THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES
CHARGE:



- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.



- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all of your earnings, and (b) all Premium Payments held in your Contract for more than seven years, and (c) 10% of Premium Payments made during the last seven years.



    UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS
WAIVED:



- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 90 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you.



- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.



- On or after the Annuitant's 90th birthday.



- For disabled participants enrolled in a group unallocated, tax qualified retirement plan. With our approval and under certain conditions, participants who become disabled can receive Surrenders free of Contingent Deferred Sales Charge.



    THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES
CHARGE:



- Upon death of the Annuitant or Contract Owner -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).



- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.



- Upon cancellation during the Right to Cancel Period.



 2. MORTALITY AND EXPENSE RISK CHARGE



    For assuming mortality and expense risks under the Contract, we deduct a daily charge at the rate of 1.25% per year of Sub-Account Value (estimated at
 .90% for mortality and .35% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:



- MORTALITY RISK -- Ther are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.



  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.



- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.



    Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.



 3. ANNUAL MAINTENANCE FEE



    The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?



    We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners if you own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.



 4. PREMIUM TAXES



    We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.



    WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH RESULT IN COST AND EXPENSE SAVINGS. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.



                                 DEATH BENEFIT



WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?



    The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.



    The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds.



    If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:



- The Contract Value on the date the death certificate or other legal document acceptable to us is received; or



- 100% of all Premium Payments paid into the Contract minus any partial Surrenders; or



- The Maximum Anniversary Value, which is described below.



    The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------


Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.



    The Maximum Anniversary Value is only calculated until the earlier of the Contract Owner or Annuitant's 81st birthday or death.



WHO WILL RECEIVE THE DEATH BENEFIT?



    The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.



IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:



IF THE DECEASED
             IS
         THE...        AND...            AND...         THEN THE...
----------------  ----------------  ----------------  ----------------
 Contract Owner   There is a        The Annuitant     Joint Contract
                  surviving joint   is living or      Owner receives
                  Contract Owner    deceased          the Death
                                                      Benefit.
 Contract Owner   There is no       The Annuitant     Designated
                  surviving joint   is living or      Beneficiary
                  Contract Owner    deceased          receives the
                                                      Death Benefit.
 Contract Owner   There is no       The Annuitant     Contract Owner's
                  surviving joint   is living or      estate receives
                  Contract Owner    deceased          the Death
                  and the                             Benefit.
                  Beneficiary
                  predeceases the
                  Contract Owner
      Annuitant   The Contract      There is no       Death Benefit is
                  Owner is still    named Contingent  paid to the
                  living            Annuitant         Contract
                                                      Owner(s), and
                                                      not the
                                                      designated
                                                      Beneficiary.
      Annuitant   The Contract      The Contingent    Contingent
                  Owner is alive    Annuitant is      Annuitant
                                    alive             becomes the
                                                      Annuitant, and
                                                      the Contract
                                                      continues.



IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:



IF THE DECEASED
             IS
         THE...          AND...             THEN THE...
----------------  --------------------  --------------------
 Contract Owner   The Annuitant is      Designated
                  living                Beneficiary becomes
                                        the Contract Owner.
      Annuitant   The Contract Owner    Contract Owner
                  is living             receives the Death
                                        Benefit.
      Annuitant   The Annuitant is      Designated
                  also the Contract     Beneficiary receives
                  Owner                 the Death Benefit.



THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.



HOW IS THE DEATH BENEFIT PAID?



    The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.



    The Beneficiary may elect under the Annuity Payout Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of the Contract Owner's death if the Contract Owner died before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.



    REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.



    If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.



    If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.



WHAT SHOULD THE BENEFICIARY CONSIDER?



    Alternatives to the Required Distributions: The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.



    If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


sum will be taxable in the year in which it is considered received.



    SPOUSAL CONTRACT CONTINUATION -- If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option.



                                   SURRENDERS



WHAT KINDS OF SURRENDERS ARE AVAILABLE?



    FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.



    PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. There are two restrictions:



- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and



- The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under $500 after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.



    FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.



NO PARTIAL SURRENDERS ARE ALLOWED AFTER THE ANNUITY COMMENCEMENT DATE.



HOW DO I REQUEST A SURRENDER?



    Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving completed instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission (the "SEC"), (b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists to restrict valuation.



    WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:



- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,



- your tax withholding amount or percentage, if any, and



- your mailing address.



    If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.



    TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.



    We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.



    Telephone Surrender instructions received before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, will be processed with that day's values.



    COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.



WHAT SHOULD BE CONSIDERED ABOUT TAXES?



    There are certain tax consequences associated with Surrenders:



    PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------


also affect the continuing tax-qualified status of some Contracts.



    WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER. MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:



    If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purposes of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.



    INTERNAL REVENUE CODE SECTION 403(B) ANNUITIES -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.



    WE ENCOURAGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.



                                ANNUITY PAYOUTS



    THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:



1.  When do you want Annuity Payouts to begin?



2.  What Annuity Payout Option do you want to use?



3.  How often do you want to receive Annuity Payouts?



4.  What is the Assumed Investment Rate?



5.  Do you want Annuity Payouts to be fixed or variable or a combination?



    Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.



1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?



    You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the 15th day of the month of the Annuitant's 90th birthday. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.



    The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.



    All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.



2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?



    Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options.



    OPTION 1 -- LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.



    OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN -- We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant's death will be paid in one sum to the Beneficiary.



    OPTION 3 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed or variable, after the first Annuitant dies. You must select Annuity Payouts that:



- Remain the same at 100%, or



- Decrease to 66.67%, or



- Decrease to 50%.



    For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.



    OPTION 4 -- PAYMENTS FOR A DESIGNATED PERIOD -- We will make Annuity Payouts for the number of years that you select. You can select between 5 years and 30 years.



IMPORTANT INFORMATION:






- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED THE PAYMENTS FOR A DESIGNATED PERIOD ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.



- For Non-Qualified Contracts, if you do not elect an Annuity Payout Option, fixed Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with 120,180 or 240 Monthly Payments Certain Annuity Payout Option with payouts for 120 months.



- For Qualified Contracts and Contracts issued in Texas, if you do not elect an Annuity Payout Option, fixed Annuity Payouts will begin automatically on the Annuity Commencement Date, under the Annuity Payout Option 1 -- Life Annuity.



3.HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?



    In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:



- monthly,



- quarterly,



- semi-annually,



- or annually.



    Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.



4. WHAT IS THE ASSUMED INVESTMENT RATE?



    The Assumed Investment Return is the investment return used to calculate variable Annuity Payouts. The Assumed Investment Return for your Annuity is 5%. The first Annuity Payout will be based upon a 5% Assumed Investment Return. The remaining Annuity Payouts will fluctuate based on the actual investment results of the Sub-Accounts.



5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED OR VARIABLE?



    You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.



    FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.



    VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.



    The dollar amount of the first variable Annuity Payout depends on:



- the Annuity Payout Option chosen,



- the Annuitant's attained age and gender (if applicable), and,



- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table



    The total amount of the first variable-dollar amount Annuity Payout is the sum of the values of each Sub-Account. This is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.



    The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to:



    Sub-Account Annuity Units, determined from the first Annuity Payout, multiplied by Annuity Unit Value.



    The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.



    TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------


from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange.



                            OTHER PROGRAMS AVAILABLE



    INVESTEASE -- InvestEase is an electronic transfer program that allows you to have money automatically withdrawn from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.



    AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.



    ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.



    ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.



                               OTHER INFORMATION



    ASSIGNMENT -- Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.



    CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.



    HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Our parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as ours. The securities will be sold by salesperson of HSD who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.



    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.



    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.



                                   YEAR 2000



    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.



    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual Funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, Premium Payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.



    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.



    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing contingency plans.



    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.



                           LEGAL MATTERS AND EXPERTS



    There are no material legal proceedings pending to which the Separate Account is a party.



    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



    The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public Accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



                                MORE INFORMATION



    You may call your Representative if you have any questions or write or call us at the address below:



    Hartford Life Insurance Company
    Attn: Individual Annuity Services

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------


    P.O. Box 5085
    Hartford, Connecticut 06102-5085.



    Telephone: (800) 862-6668 (Contract Owners)
              (800) 862-7155 (Investment Consultants)



                           FEDERAL TAX CONSIDERATIONS



    What are some of the federal tax consequences that affect these Contracts?



                                    GENERAL



    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.



                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT



    The Separate Account is taxed as part of Hartford that is taxed as a life insurance company in accordance with the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into Account in determining the value of the Accumulation and Annuity Units (See "Accumulation Unit Values"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.



                  TAXATION OF ANNUITIES -- GENERAL PROVISIONS
                        AFFECTING PURCHASERS OTHER THAN
                           QUALIFIED RETIREMENT PLANS



    Section 72 of the Code governs the taxation of annuities in general.



 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



    Section 72 contains provisions for Contract Owners that are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person that is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions that are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.



 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).



    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other Annuity Contracts or life insurance Contracts that were purchased prior to August 14, 1982.



    A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



 i. Total Premium Payments less amounts received that were not includable in gross income equal the "investment in the Contract" under Section 72 of the Code.



 ii. To the extent that the value of the Contract (ignoring any Surrender charges except on a full Surrender) exceeds the "investment in the Contract," such excess constitutes the "income on the Contract."



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial Surrender) is deemed to come first from any such "income on the Contract" and then from "investment in the Contract," and for these purposes such "income on the Contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income

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26                                               HARTFORD LIFE INSURANCE COMPANY
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    on the Contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the Contract." If at the time that any amount is received or deemed received there is no "income on the Contract" (e.g., because the gross value of the Contract does not exceed the "investment in the Contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the Contract."



 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



    B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the Contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



 i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the Contract as of the Annuity Commencement Date, any additional payments (including Surrenders) will be entirely includable in gross income.



 ii. If the Annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of Annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the Contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full Surrender after such date, only the excess of the amount received (after any Surrender charge) over the remaining "investment in the Contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



    C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain Contracts held in connection with a tax-qualified retirement arrangement) will be treated as one Annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An Annuity Contract received in a tax-free exchange for another Annuity Contract or life insurance Contract may be treated as a new Contract for this purpose. Hartford believes that for any Annuity subject to such aggregation, the values under the Contracts and the investment in the Contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.



    D. 10% PENALTY TAX-- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.



 i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):



    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary Annuitant.



    3.  A distribution attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).



    5. Distributions of amounts that are allocable to the "investment in the Contract" prior to August 14, 1982 (see next subparagraph e.).



    E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



    If the Contract was obtained by a tax-free exchange of a life insurance or Annuity Contract purchased prior to August 14, 1982, then any amount received or deemed

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HARTFORD LIFE INSURANCE COMPANY                                               27
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received prior to the Annuity Commencement Date shall be deemed to come (1)
first from the amount of the "investment in the Contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the Contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the Contract" and
(4) last from the remaining "investment in the Contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the Contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.



    F. REQUIRED DISTRIBUTIONS



 i. Death of Contract Owner or Primary Annuitant



        Subject to the alternative election or spouse Beneficiary provisions in ii or iii below:



    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and



    3. If the Contract Owner is not an individual, then for purposes of 1 or 2 above, the primary Annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary Annuitant shall be treated as the death of the Contract Owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.



 ii. Alternative Election to Satisfy Distribution Requirements



        If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated Beneficiary, such Beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the Beneficiary. The election and payments must begin within a year of the death.



 iii. Spouse Beneficiary



        If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.



 3. DIVERSIFICATION REQUIREMENTS.



    Section 817 of the Code provides that a variable Annuity Contract will not be treated as an Annuity Contract for any period during which the investments made by the Separate Account or underlying Fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an Annuity Contract, the Contract Owner will be subject to income tax on the annual increases in cash value.



    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset Account underlying a variable Contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.



    A Separate Account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of Contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



    Hartford monitors the diversification of investments in the Separate Accounts and tests for diversification as required by the Code. Hartford intends to administer all Contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



    In order for a variable Annuity Contract to qualify for tax deferral, assets in the segregated asset Accounts supporting the variable Contract must be considered to be owned by the insurance company and not by the variable Contract Owner. The Internal Revenue Service ("IRS") has

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28                                               HARTFORD LIFE INSURANCE COMPANY
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issued several rulings that discuss investor control. The IRS has ruled that certain incidents of ownership by the Contract Owner, such as the ability to select and control investments in a Separate Account, will cause the Contract Owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset Account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset Account may include multiple Sub-Accounts, but do not specify the extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable Contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the Separate Accounts.



                         FEDERAL INCOME TAX WITHHOLDING



    The portion of a distribution that is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:



 1. NON-PERIODIC DISTRIBUTIONS.



    The portion of a non-periodic distribution that constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.



 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).



    The portion of a periodic distribution that constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.



                          GENERAL PROVISIONS AFFECTING
                           QUALIFIED RETIREMENT PLANS



    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



                        ANNUITY PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS



    The discussion above provides general information regarding U.S. federal income tax consequences to Annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on Annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state Premium Tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an Annuity purchase.

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HARTFORD LIFE INSURANCE COMPANY                                               29
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                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS



    The tax rules applicable to tax-Qualified Contract Owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract Owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into Hartford's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



    A. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.



    B. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase Annuity Contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.



    Tax-sheltered Annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



(1) After the participating employee attains age 59 1/2;



(2) Upon separation from service;



(3) Upon death or disability; or



(4) In the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) Contract as of December 31, 1988.



    C. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- Employees and independent Contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a
State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any Contract issued with respect to the plan. The employer, as owner of the Contract(s), retains all voting and redemption rights that may accrue to the Contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20,

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30                                               HARTFORD LIFE INSURANCE COMPANY
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1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified Annuity Contracts or custodial Accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.



    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70?, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.



    D. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408 -- Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.



    The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.



    Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.



    E. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.



1. PREMATURE DISTRIBUTION



    Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on Account of disability, for eligible medical expenses and distributions in the form of a life Annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life Annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).



    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.



    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



2. MINIMUM DISTRIBUTION TAX



    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.



    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period that may not extend beyond a maximum of the life expectancy of

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HARTFORD LIFE INSURANCE COMPANY                                               31
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the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the Account balance by the applicable life expectancy. This Account balance is generally based upon the Account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



3. WITHHOLDING



    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and Beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.



    Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:



a)  The non-taxable portion of the distribution;



b)  Required minimum distributions; or



c)  Direct transfer distributions.



    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

32                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION



 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..........................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.



                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM



    The Hartford Variable Annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:



    a. Attained age 59 1/2,



    b. Separated from service,



    c. Died, or



    d. Become disabled.



Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.



Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.



Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford Variable Annuity. Please refer to your Plan.



    Please complete the following and return to:



    Hartford Life Insurance Company
    Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085



Name of Contract Owner/Participant

-------------------------------------------------------------------------


Address

--------------------------------------------------------------------------------


City or Plan/School District

--------------------------------------------------------------------------------


Date:

--------------------------------------------------------------------------------


Contract No:

--------------------------------------------------------------------------------


Signature:

--------------------------------------------------------------------------------

    To obtain a Statement of Additional Information, please complete the form below and mail to:



    Hartford Life Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085



    Please send a Statement of Additional Information to me at the following address:



----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                                        Zip
Code

                                        PART B

                        STATEMENT OF ADDITIONAL INFORMATION


                          HARTFORD LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT TWO
                          THE DIRECTOR VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life Insurance Company Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.





Date of Prospectus: May 1, 1999

Date of Statement of Additional Information: May 1, 1999





33-73570

                                 TABLE OF CONTENTS


SECTION                                                                     PAGE

DESCRIPTION OF HARTFORD LIFE  INSURANCE COMPANY

SAFEKEEPING OF ASSETS

INDEPENDENT PUBLIC ACCOUNTANTS

DISTRIBUTION OF CONTRACTS

CALCULATION OF YIELD AND RETURN

PERFORMANCE COMPARISONS

FINANCIAL STATEMENTS

                   DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States as well as the District of Columbia and Puerto Rico. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple carriers in the United States. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


HARTFORD RATINGS

                                 EFFECTIVE
RATING AGENCY                 DATE OF RATING  RATING        BASIS OF RATING
-------------                 --------------  ------        ---------------

A.M. Best and Company, Inc.       9/9/97        A+       Financial soundness and
                                                         operating performance.
Standard & Poor's                1/23/98       AA        Insurer financial
                                                         strength
Duff & Phelps                    1/23/98       AA+       Claims paying ability


                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                             DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continuous basis.


HSD is an affiliate of Hartford. Hartford's parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as Hartford.

The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

                          CALCULATION OF YIELD AND RETURN

YIELD OF THE MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

     Effective Yield = [(Base Period Return + 1) (365/7)] - 1

THE MONEY MARKET FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

The yield and effective yield for the seven day period ending December 31, 1997 for the Money Market Fund Sub-Account was as follows ($30 Annual Maintenance
Fee):

SUB-ACCOUNTS                    YIELD             EFFECTIVE YIELD
Money Market Fund*              4.11%                  4.20%

* Yield and effective yield for the seven day period ending December 31, 1997.

YIELDS OF BOND FUND, HIGH YIELD FUND, AND MORTGAGE SECURITIES FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:

Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)(6) - 1]

Where     A = Dividends and interest earned during the period.
     B = Expenses accrued for the period (net of reimbursements).
     C = The average daily number of units outstanding during the period that
were entitled to          receive dividends.
     D = The maximum offering price per unit on the last day of the period.


SUB-ACCOUNTS                            YIELD
------------                            -----

Bond Fund**                             5.02%
Mortgage Securities Fund**              5.34%


**  Yield quotation based on a 30 day period ended December 31, 1997.

The yield for the Hartford High Yield Fund is not yet available because the Fund is new.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1997. No information is included for the Global Leaders Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, because as of December 31, 1997, the Sub-Accounts had not commenced operations.


     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997

                                                                                          10 YEAR OR SINCE
SUB-ACCOUNTS                           INCEPTION DATE        1 YEAR           5 YEAR         INCEPTION*
------------                           --------------        ------           ------      ----------------
Advisers Fund                              3/31/83           13.96%           10.61%           10.55%

Bond Fund                                  8/31/77             .97%            2.74%            5.04%
Capital Appreciation Fund                   4/2/84           11.83%           14.60%           16.43%
Dividend & Growth  Fund                     3/8/94           21.25%              n/a           18.65%
Index Fund                                  5/1/87           21.96%           14.91%           13.80%
International Advisers Fund                 3/1/95           -4.80%               na            5.82%
International Opportunities Fund            7/2/90           -9.85%            6.72%            2.11%
MidCap Fund                                7/30/97               na               na             .68%
Mortgage Securities Fund                    1/1/85           -1.34%            1.85%            4.69%
Small Company Fund                          8/9/96            7.91%               na            8.74%
Stock Fund                                 8/31/77           20.75%           15.19%           13.71%
Money Market Fund                          6/30/80           -4.98%            -.45%            1.71%

*Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1997. No information is included for the Global Leaders Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, because as of December 31, 1997, the Sub-Accounts had not commenced operations.

NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997


                                                                                          10 YEAR OR SINCE
SUB-ACCOUNTS                           INCEPTION DATE        1 YEAR           5 YEAR         INCEPTION*
------------                           --------------        ------           ------      ----------------
Advisers Fund                              3/31/83           22.96%           13.83%           12.66%
Bond Fund                                  8/31/77            9.97%            6.32%            7.45%
Capital Appreciation Fund                   4/2/84           20.83%           17.48%           18.13%
Dividend & Growth Fund                      3/8/94           30.25%               na           22.09%
Index Fund                                  5/1/87           30.96%           18.00%           15.76%
International Advisers Fund                 3/1/95            4.20%              n/a           10.26%
International Opportunities Fund            7/2/90            -.91%            9.73%            5.26%
MidCap Fund                                7/30/97               na               na            9.68%
Mortgage Securities Fund                    1/1/85            7.66%            5.51%            7.09%
Small Company Fund                          8/9/96           16.91%               na           16.84%
Stock Fund                                 8/31/77           29.75%           18.22%           15.67%
Money Market Fund                          6/30/80            4.02%            3.33%            4.42%


*Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.

                               PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

                                       PART C

                                 OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

          (2)  Not applicable.

          (3)  (a)  Principal Underwriter Agreement.(2)

          (3)  (b)  Form of Dealer Agreement.(2)

          (4)  Form of Individual Flexible Premium Variable Annuity Contract.(1)

          (5)  Form of Application.(1)

          (6)  (a)  Articles of Incorporation of Hartford.(3)

          (6)  (b)  Bylaws of Hartford.(1)

          (7)  Not applicable.

          (8)  Not applicable.

          (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.

          (10) Consent of Arthur Andersen LLP, Independent Public Accountants to be filed by amendment.

          (11) No financial statements are omitted.


----------------------

(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73570, dated May 1, 1995.

(2) Incorporated by reference to Post Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(3) Incorporated by reference to Post Effective Amendment No. 19, to the Registration Statement File No. 33-73570, filed on April 14, 1997.

          (12) Not applicable.

          (13) Not applicable.

          (14) Not applicable.

          (15) Copy of Power of Attorney.

          (16) Organizational Chart.

Item 25.  Directors and Officers of the Depositor


--------------------------------------------------------------------------------
NAME                                     POSITION WITH HARTFORD
--------------------------------------------------------------------------------

Dong H. Ahn                              Vice President
--------------------------------------------------------------------------------
Wendell J. Bossen                        Vice President
--------------------------------------------------------------------------------
Gregory A. Boyko                         Senior Vice President, Director*
--------------------------------------------------------------------------------
Peter W. Cummins                         Senior Vice President
--------------------------------------------------------------------------------
Ann M. de Raismes                        Senior Vice President
--------------------------------------------------------------------------------
Timothy M. Fitch                         Vice President and Actuary
--------------------------------------------------------------------------------
David T. Foy                             Senior Vice President and Treasurer
--------------------------------------------------------------------------------
Bruce D. Gardner                         Vice President
--------------------------------------------------------------------------------
J. Richard Garrett                       Vice President and Assistant Treasurer
--------------------------------------------------------------------------------
William A. Godfrey, III                  Senior Vice President
--------------------------------------------------------------------------------
Lynda Godkin                             Senior Vice President, General Counsel
                                         and Corporate Secretary, Director*
--------------------------------------------------------------------------------
Lois W. Grady                            Senior Vice President
--------------------------------------------------------------------------------
Christopher Graham                       Vice President
--------------------------------------------------------------------------------
Mark E. Hunt                             Vice President
--------------------------------------------------------------------------------
Stephen T. Joyce                         Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                     POSITION WITH HARTFORD
--------------------------------------------------------------------------------
Michael D. Keeler                        Vice President
--------------------------------------------------------------------------------
Robert A. Kerzner                        Senior Vice President
--------------------------------------------------------------------------------
David N. Levenson                        Vice President
--------------------------------------------------------------------------------
Steven M. Maher                          Vice President and Actuary
--------------------------------------------------------------------------------
William B. Malchodi, Jr.                 Vice President
--------------------------------------------------------------------------------
Raymond J. Marra                         Vice President
--------------------------------------------------------------------------------
Thomas M. Marra                          Executive Vice President and Director,
                                         Individual Life and Annuity Division,
                                         Director*
--------------------------------------------------------------------------------
Robert F. Nolan                          Senior Vice President
--------------------------------------------------------------------------------
Joseph J. Noto                           Vice President
--------------------------------------------------------------------------------
C.Michael. O'Halloran                    Vice President
--------------------------------------------------------------------------------
Daniel E. O'Sullivan                     Vice President
--------------------------------------------------------------------------------
Craig R. Raymond                         Senior Vice President and Chief
                                         Actuary
--------------------------------------------------------------------------------
Mary P. Robinson                         Vice President
--------------------------------------------------------------------------------
Donald A. Salama                         Vice President
--------------------------------------------------------------------------------
Timothy P. Schiltz                       Vice President
--------------------------------------------------------------------------------
Lowndes A. Smith                         President and Chief Executive Officer,
                                         Director*
--------------------------------------------------------------------------------
Keith A. Stevenson                       Vice President
--------------------------------------------------------------------------------
Edward A. Sweeney                        Vice President
--------------------------------------------------------------------------------
Judith V. Tilbor                         Vice President
--------------------------------------------------------------------------------
Raymond P. Welnicki                      Senior Vice President and Director,
                                         Employee Benefit Division, Director*
--------------------------------------------------------------------------------
Walter C. Welsh                          Senior Vice President
--------------------------------------------------------------------------------
Lizabeth H. Zlatkus                      Senior Vice President, Director*
--------------------------------------------------------------------------------
David M. Znamierowski                    Senior Vice President, Director*
--------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.


Item 27.  Number of Contract Owners

          As of ______________, 1999, there were _______ Contract Owners.


Item 28.  Indemnification

          Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

          The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

          The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

          Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

          Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

          (a) HSD acts as principal underwriter for the following investment companies:

               Hartford Life Insurance Company - Separate Account One
               Hartford Life Insurance Company - Separate Account Two
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (QP
                 Variable Account)
               Hartford Life Insurance Company - Separate Account Two (Variable
                 Account "A")
               Hartford Life Insurance Company - Separate Account Two (NQ
                 Variable Account)
               Hartford Life Insurance Company - Putnam Capital Manager Trust
                 Separate Account
               Hartford Life Insurance Company - Separate Account Three
               Hartford Life Insurance Company - Separate Account Five
               Hartford Life and Annuity Insurance Company - Separate
                 Account One
               Hartford Life and Annuity Insurance Company - Putnam Capital
                 Manager Trust Separate Account Two
               Hartford Life and Annuity Insurance Company - Separate
                 Account Three
               Hartford Life and Annuity Insurance Company - Separate
                 Account Five
               Hartford Life and Annuity Insurance Company - Separate
                 Account Six
               American Maturity Life Insurance Company - Separate Account AMLVA

          (b)  Directors and Officers of HSD

          Name and Principal                Positions and Offices
           Business Address                   With  Underwriter
          ------------------                ---------------------
          Lowndes A. Smith              President and Chief Executive Officer,
                                        Director
          Thomas M. Marra               Executive Vice President, Director
          Peter W. Cummins              Senior Vice President
          Lynda Godkin                  Senior Vice President, General Counsel
                                        and Corporate Secretary
          Donald E. Waggaman, Jr.       Treasurer
          George R. Jay                 Controller

          Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.


          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                     SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 5th day of February, 1999.


HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWO
  (Registrant)


*By:  Thomas M. Marra                   *By: /s/ Marianne O'Doherty
      ---------------------------            ----------------------
      Thomas M. Marra, Executive             Marianne O'Doherty
      Vice President                         Attorney-in-Fact

HARTFORD LIFE INSURANCE COMPANY
  (Depositor)

*By:  Thomas M. Marra
      ---------------------------
      Thomas M. Marra, Executive
      Vice President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.


Gregory A. Boyko, Senior Vice President,
    Director*
Lynda Godkin, Senior Vice President,
    General Counsel & Corporate Secretary, Director*
Thomas M. Marra, Executive Vice                   *By:   /s/ Marianne O'Doherty
    President, Director*                               ------------------------
Lowndes A. Smith, President &                             Marianne O'Doherty
    Chief Operating Officer, Director*                     Attorney-In-Fact
Raymond P. Welnicki, Senior Vice
    President, Director*                               Dated: February 5, 1999
Lizabeth H. Zlatkus, Senior Vice President,
    Director*
David M. Znamierowski, Senior Vice President,
    Director*

                                    EXHIBIT INDEX




(9)       Opinion and Consent of Lynda Godkin, Senior Vice President, General
             Counsel and Corporate Secretary.

(15)      Copy of Power of Attorney.

(16)      Organizational Chart.